UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 1, 2022

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective June 1, 2022, Dominion Energy, Inc. (the “Company”) amended Article IIIA of its articles of incorporation to (i) redesignate its 1.75% Series A Cumulative Perpetual Convertible Preferred Stock (the “Series A Preferred Stock”) as its “Series A Cumulative Perpetual Convertible Preferred Stock” and (ii) provide for dividends on the Series A Preferred Stock to accumulate at a fixed rate of 1.75% per year for the dividend period beginning on, and including June 1, 2022 and ending on, but excluding September 1, 2022 and at a fixed rate of 6.75% per year for all dividend periods beginning on or after September 1, 2022. These amendments, which did not require shareholder approval, were made in connection with the Company’s successful remarketing of certain shares of the Series A Preferred Stock, which were originally issued as a component of the Company’s 2019 Series A Corporate Units, as contemplated in the original terms of the Series A Preferred Stock.

A copy of the Company’s articles of incorporation, as amended, is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

Under the original terms of the Series A Preferred Stock, the Company may, at its option, redeem for cash all or any portion of the outstanding shares of Series A Preferred Stock on or after September 1, 2022, which date was, consistent with the original terms of the Series A Preferred Stock, not changed in the remarketing referred to above. As previously disclosed, the Company has agreed to redeem all outstanding shares of Series A Preferred Stock on September 1, 2022, subject to approval by the Company’s board of directors, a determination that the Company has funds legally available for the redemption as required by Virginia law and the terms of the Series A Preferred Stock and the issuance of a redemption notice as required by the terms of the Series A Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

Exhibits

3.1	Articles of Incorporation, as amended, effective June 1, 2022*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ Darius A. Johnson
Name: Darius A. Johnson Title: Vice President and Treasurer

Date: June 1, 2022